September 7, 2016

Schwartz Value Focused Fund
Ticker Symbol: RCMFX

Supplement to the Prospectus Dated May 1, 2016

At a meeting held on June 29, 2016, shareholders of the Schwartz Value Focused Fund (the "Fund") approved a change in the sub-classification of the Fund from a diversified to a non-diversified fund and the removal of certain fundamental investment limitations.  The changes approved by shareholders are intended to allow Schwartz Investment Counsel, Inc. (the "Adviser") to take more meaningful positions in securities if it has a strong conviction about their potential.

The first paragraph of the section of the Risk/Return Summary, "What are the Fund's Principal Investment Strategies," beginning on page 2 and the first paragraph of the Additional Investment Information section, "Principal Investment Strategies" beginning on page 7 is removed and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (which include common stocks, preferred stocks and securities convertible in common stocks). The Fund may invest in the securities of companies of any size, regardless of market capitalization. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries or business sectors.  The Fund may invest in special situation companies that have fallen out of favor with the market, but that the Adviser expects to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole.  Special situations may include significant changes in a company's allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets.  Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company's cost structure.  The Fund's investments in equity securities may include the securities of foreign issuers that are U.S. dollar denominated and trade on a U.S. securities exchange or trade domestically in the over-the-counter markets. The Fund is classified as non-diversified.

The following paragraphs are added to the section of the Risk/Return Summary, "What are the Principal Risks of Investing in the Fund?" beginning on page 3 and to the Additional Investment Information section, "Principal Risks" beginning on page 8:

Foreign Exposure Risks. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. The risks of foreign investment are more pronounced in the case of investments in securities of issuers that are located in or have substantial operations in emerging market countries. Emerging market countries may have less diverse and mature economies and their political systems may be less stable than those of developed countries.

Non-Diversification Risk.  The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified.  At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified.  The issuers that the Fund may emphasize will vary from time to time.
The first sentence of the section "Operation of the Fund," beginning on page 18 is removed and replaced with the following:
The Fund is a non-diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio Business Trust.

This Supplement Supercedes any Prior Supplement and
Should be Retained for Future Reference